EXHIBIT 32.2

CERTIFICATION OF THE INTERIM PRINCIPAL FINANCIAL OFFICER

PURSUANT TO 18 U.S. C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this Annual Report of Blue Earth, Inc., (the “Company”) on Form 10-K/A-3 for year ended December 31, 2014 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, G. Robert Powell , Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1)

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 9, 2016

/s/ G. Robert Powell
G. Robert Powell
Interim Principal Financial Officer